Exhibit 10.2

                          SECURITY AND PLEDGE AGREEMENT

     THIS SECURITY AND PLEDGE AGREEMENT (this "AGREEMENT") IS entered into as of the 4 day of January 2011 (the "EFFECTIVE DATE"), by and between VINCENT BEATTY, an individual ("Debtor"), and JABLONSKI FAMILY, LLLP, a Colorado limited liability- limited partnership ("SECURED PARTY").

                                    RECITALS:

     A. Debtor is the CEO of DataMill Media Corp., a Florida corporation (the "COMPANY").

     B. Debtor is the owner of 201.000 shares of stock of the Company (the "Subject Shares"1)

     C. Secured Party has loaned to the Company the sum of Twenty-Five Thousand Dollars ($25,000.00) (the "LOAN"), which Loan is evidenced by that certain Promissory Note of even date herewith executed by the Company in favor of Secured Part}' (the "Note"). The Company shall repay Secured Party the amount of the Note and all other sums due thereunder or hereunder in accordance with the terms of the Note or this Agreement (collectively, the "OBLIGATIONS").

     D. As security for the Obligations. Debtor has agreed to pledge the Subject Shares to Secured Party as of the Effective Date and as set forth herein.

                                 AGREEMENT:

     In consideration of the Recitals, which are incorporated herein by this reference, the agreements and covenants herein set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. SECURITY.

     1.1 Pledge and Security Interest. To secure the Obligations, Debtor hereby pledges, assigns, and hypothecates to Secured Party, and grants to Secured Party a first lien on, and security' interest in, the Subject Shares and all accounts arising from, and general intangibles (including, without limitation, payment intangibles) or other rights of Debtor with respect to. the Subject Shares, including without limitation, all rights to and interests in cash and other property distributable on account of, or receivable with respect to, the Subject Shares; and, to the extent permitted by law, all voting and other rights of Debtor with respect to the Subject Shares; and the proceeds of the Subject Shares (collectively, the "COLLATERAL"). Contemporaneously with the execution and delivery of this Agreement, Debtor shall execute and deliver to Secured Party the Transfer Power Form in the form attached hereto as Exhibit A. Further, Debtor shall perform, in a timely-fashion, all additional acts reasonably requested by Secured Party, including payment of all costs and fees associated therewith, to perfect, verify and acknowledge the security interest of Secured Party in and to the Collateral.

     1.2 Debtor to Retain Beneficial Ownership. Unless and until the occurrence of an Event of Default (as defined below). Secured Party shall have only a security interest in, and shall not assume beneficial ownership of, the Collateral, and Debtor shall retain and have the right to receive all dividends, distributions, tax benefits or advantages, and other benefits of ownership or amounts declared or distributed, and to exercise all voting rights, and otherwise to exercise ail other rights of beneficial ownership, with respect to the Collateral.

     1.3 Deliver of Documents. Simultaneous with the execution and delivery of this Agreement, and in connection with Debtor's granting of a security interest in and to the Collateral to Secured Party. Debtor shall deliver to Secured Party the original stock certificates evidencing ownership of the Subject Shares (collectively, the "CERTIFICATES").

     2. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party as set forth below in this Section 2,

     2.1 Debtor has full power and authority to execute, deliver and perform his obligations pursuant to this Agreement. Debtor has obtained all consents or approvals of any person or entity that are necessary for, or are required as a condition of, the execution, delivery and performance of, and the enforcement of the rights of Secured Party pursuant to, this Agreement.

     2.2 Debtor has good title to all of the Collateral free of all adverse claims, interests, liens, restrictions or encumbrances. Debtor has not previously granted a lien or security interest in the Collateral to any person or entity.

     2.3 The transfer of the Collateral from Debtor to Secured Party or a third party in connection with a foreclosure, or transfer in lieu of foreclosure, upon the occurrence of an Event of Default shall not be subject to any restrictions, except for those under applicable federal and state securities laws.

     2.4 The execution, delivery, and performance of this Agreement by Debtor and the consummation of the transactions contemplated hereby do not conflict with, require the consent to, or result in any breach of any provisions of or constitute a default pursuant to or result in a violation of any indenture, mortgage, lease, promissory note, loan agreement or other agreement or instrument to which Debtor is bound or by which Debtor's ownership of the Collateral is affected.

     3. COVENANTS OF DEBTOR. Debtor covenants with Secured Party as set forth below in this Section 3.

     3.1 Except for the security interest created by this Agreement. Debtor shall not create or permit the existence of any adverse claims, interests, liens, encumbrances or security interests whatsoever against any of the Collateral. Debtor shall (a) provide prompt written notice to Secured Party of any future adverse claims, interests, liens, encumbrances or security interests against any of the Collateral; (b) promptly obtain a release or discharge of any such claims, interests, liens, encumbrances or security interests; and (c) diligently defend Debtor's and Secured Party's interests in the Collateral.

     3.2 Without the prior written consent of Secured Party, which consent Secured Party may withhold in its sole and absolute discretion. Debtor shall not offer for sale or sell or transfer or otherwise dispose of any of the Collateral or any interest therein.

     3.3 Debtor shall, upon demand, execute such documents or agreements, in form and content satisfactory to Secured Party, and perform such other acts as Secured Party may reasonably request, to perfect, maintain and continue Secured Party's valid first priority security interest in the Collateral.

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
     4. DEFAULT.

     4.1 Events of Default. An "Event of Default" pursuant to this Agreement shall mean any of the following:

     (a) Debtor's failure to perform any obligation pursuant to this Agreement that is not cured within ten (10) days after such failure to perform;

     (b) Debtor's transfer or attempted transfer of. or grant or attempted grant of a security interest in, the Collateral, or any part thereof:

     (c) the seizure or taking of the Collateral by any third party pursuant to any legal action, security interest, lien or other encumbrance:

     (d) the inability or other failure of Debtor to pay its debts generally as they come due, or any assignment by Debtor for the benefit of creditors;

     (e) commencement by or against Debtor of any case, proceeding, or other action seeking to have an order for relief entered to adjudicate Debtor as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, or composition under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeking appointment of a receiver, with respect to any part of Debtor's assets or property, which case, proceeding or action is not dismissed or stayed within thirty (30) days after the date of its commencement; or

     (f) Debtor takes any action in contemplation of any of the matters set forth in the previous subparagraphs of this Section 4.1 (in which case Debtor shall advise Secured Party within forty-eight (48) hours of the occurrence of such action).

     4.2 Rights Upon Default.

     4.2.1 Upon the occurrence of an Event of Default and at any time thereafter. Secured Party may declare the Obligations immediately due and payable, and Secured Party shall have all the rights and remedies of a secured party under Article 9 of the UCC or other applicable law and all the rights provided herein, all of which rights and remedies shall, to the full extent permitted by law, be cumulative.

     4.2,4 Notwithstanding any provisions herein to the contrary, Debtor reserves all protections afforded by the UCC and waives no provisions thereof except to the extent that such protections may conflict with the Security Act of 1933 or any other state or federal law that regulates the transfer of the Collateral following an Event of Default.

     5. Satisfaction of Obligations. Upon Debtor's satisfaction of the Obligations in full, (a) the pledge and security interest granted pursuant to this Agreement shall terminate and Debtor shall thereafter be the beneficial and record owner of the Collateral free and clear of any interest of Secured Party; and (b) subject to Section 4.2.3(c) hereof. Secured Party shall return the original Certificates to Debtor.

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
     6. Miscellaneous.

     6.1 No Waiver. No Event of Default shall be waived by Secured Party except in writing, and no waiver of any payment or right pursuant to this Agreement shall operate as a waiver of any other payment or right.

     6.2 Assignment. Secured Party shall be entitled to assign its rights and obligations pursuant to this Agreement, in whole or in part, to any transferee of the Note and, in connection with such an assignment, deliver the original
Certificates to the assignee. Upon such an assignment. Secured Party shall thereafter be fully discharged from all responsibility with respect to such transferred Collateral, and the assignee shall be vested with all right, power, and responsibility of Secured Party hereunder with respect to the Collateral so transferred. Debtor shall not assign its rights or obligations pursuant to this Agreement without the prior written consent of Secured Party, which consent Secured Party may withhold in its sole and absolute discretion.

     6-3 Merger. If, during the term of this Agreement, any merger, consolidation, exchange, reclassification, readjustment, or other change is declared or made in the capital structure of Secured Party, all new, substituted, or additional shares of stock or other securities or evidence of ownership issued by reason of any such change with respect to the Subject Shares shall be delivered to Secured Party and shall be held by Secured Party pursuant to the terms of this Agreement in the same manner as the Certificates.

     6.4 Notices. All notices, requests and demands to or upon any party to this Agreement shall be in writing and shall be personally delivered or delivered via electronically confirmed facsimile transmission, certified mail, return receipt requested, postage prepaid, or by recognized national overnight courier service, addressed to each party as set forth below. Notice shall be deemed effective on the third (3rd) business day following the date postmarked, if sent by mail, on the next business day, if sent by overnight courier (or on the date of delivery, if received earlier), or on the date of deliver}', if sent by personal delivery or facsimile transmission.

     If to Secured Pany:

     Jablonski  Family.  LLLP  1910  Norwood  Avenue  Boulder.   Colorado  80304
     Facsimile:

     With a copy to:

     Richard A. Johnson, Esq. Johnson & Repucci, LLP 2521 Broadway, Suite A Boulder, Colorado 80304 Facsimile: (303) 442-0191

     If to Debtor:

     Vince Beatty
     7731 S. Woodrtdge Drive
     Parkland, Florida 33067
     Facsimile:___________________________

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
     6.5 Remedies. In the event of any violation by Debtor of any of the provisions of this Agreement, Secured Party shall have the right to enjoin such violation or threatened violation and/or enforce this Agreement through specific performance by proceeding in the District Court of Boulder County or, if jurisdiction therein lies, the Federal District Court for Colorado. Debtor agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The rights of injunction and specific performance shall be in addition to all other remedies, including, but not limited to, damages resulting from breach of contract as set forth in this Agreement or provided by law.

     6.6 Prevailing Partv. In the event any party initiates or defends any legal action or proceeding to enforce or interpret any of the terms of this Agreement, the prevailing party in any such action or proceeding shall be awarded from the non- prevailing party in any such action or proceeding its reasonable costs and attorneys' fees, including the reasonable costs and attorneys' fees on any appeal, in addition to any other relief awarded.

     6.7 Interpretation. This Agreement shall not be interpreted more or less favorably to or against either party as the drafter hereof.

     6.8 Headings. The headings of the various paragraphs and sections of this Agreement have been inserted for reference only and shall not have the effect of modifying, amending or changing the express terms and provisions of this Agreement.

     6.9 Severability. If any of the provisions of this Agreement or any paragraph, sentence, clause, phrase, word or section, or the application thereof, is in any circumstances invalidated, such invalidity7 shall not affect the validity of the remainder of this Agreement, and the application of such provision in any other circumstances shall not be affected thereby.

     6.10 Governing Law. AH questions with respect to the construction and interpretation of this Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Colorado.

     6.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, but all of which, taken together, shall constitute one and the same Agreement, binding on all of the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. This Agreement may be executed by facsimile signature and each such facsimile signature shall be deemed to be an original signature for all purposes. Any party executing this Agreement by- facsimile signature shall replace his or its signature with an original signature as soon as practicable upon written request from any other party.

     6.12 Costs. Debtor shall be responsible for all costs, including attorney fees, in any way related to the preparation of this Agreement and/or the Note. Accordingly, simultaneously with the execution and delivery of this Agreement, Debtor shall deliver to Secured Party, in good funds, an amount equal to the total of such costs, as directed by Secured Party.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE.]

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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                                                          DEBTOR
                                                              /s/ Vincent Beatty
                                                                  Vincent Beatty
                                                                  SECURED PARTY:

        JABLONSKI FAMILY, LLLP, a Colorado limited liability limited partnership

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                   -----------------------------


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